UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

AN2 THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41331	82-0606654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 El Camino Real, Suite 100

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 331-9090

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ANTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 4, 2026, AN2 Therapeutics, Inc. (the “Company” or “AN2”) announced positive results from two studies evaluating the Company’s oral CPSF3 inhibitor, AN2-502998, for the treatment of chronic Chagas disease (American trypanosomiasis) caused by infection with the parasite T. cruzi. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and in the press release attached hereto as Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates it by reference.

Item 8.01.	Other Events.

Key Findings: 28-Day Nonhuman Primate (NHP) Study

The NHP efficacy study evaluated AN2-502998 administered for 28 days in macaques with naturally-acquired, chronic T. cruzi infection, contracted via triatomine (kissing bug) vectors in their natural habitats, the same vector that transmits the parasite to humans. The Chagas disease vector is increasingly prevalent across the southern half of the U.S. The Company believes that efficacy in naturally infected NHPs is the most clinically relevant predictor of efficacy for human chronic Chagas disease.

•	100% of treated animals achieved parasite elimination at target exposures attainable in humans.

•	Elimination of parasitemia in treated animals was durable and maintained through four months following the end of treatment.

•	Parasitemia was evaluated using an enhanced PCR method with improved sensitivity and robustness.

•	AN2-502998 was well tolerated with no drug-related adverse events.

•	AN2-502998 is the only compound to have demonstrated curative activity in NHPs with long-term, naturally acquired T. cruzi infection.

Key Findings: Phase 1 First-in-Human Study

The Phase 1 FIH study (NCT07024589) evaluated single ascending oral doses of AN2-502998 and then multiple ascending doses administered over 10 days in healthy adult volunteers:

•	AN2-502998 was generally well tolerated with no dose-limiting toxicities.

•	Human PK was well characterized; plasma exposures at or above NHP efficacy thresholds were achieved.

Overview of Chagas Disease

Chagas disease (also known as American trypanosomiasis) is caused by the parasite T. cruzi. Over 300,000 people are estimated to be infected in the U.S., 200,000 across Europe and Japan, and about 10 million worldwide. Left untreated, chronic T. cruzi infection is lifelong and can be life threatening. The parasite T. cruzi silently damages the heart and digestive system, with approximately 20-30% of people developing serious cardiac damage resulting in heart failure, stroke, or sudden death. There are no FDA-approved treatments for adults with Chagas disease.

Chagas Disease Opportunity

The Company believes that Chagas disease represents a potential multi-billion-dollar global market opportunity globally, given its large and readily treatable patient population. Well-established risk profiles including country of birth, travel history, and exposure to triatomine vectors enable targeted, cost-effective screening, and low-cost diagnostics are widely available. The commercial profile of Chagas disease therapeutics shares key structural characteristics with that of other large infectious disease markets, most notably hepatitis C, for which accessible diagnostics, defined risk populations, high urgency to treat, and broad insurance coverage transformed a historically underdiagnosed condition into a substantial market. In parallel, through its work with the Drugs for Neglected Diseases initiative (“DNDi”), the Company is committed to ensuring global access to AN2-502998, should it eventually be approved, in Chagas-endemic developing regions. AN2-502998, if approved, would also be eligible for an FDA Tropical Disease Priority Review Voucher.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these terms or other similar expressions. Forward-looking statements expressed or implied in this report include, but are not limited to, statements regarding: NHP study data as a predictor of efficacy outcomes in human trials; market size and sales potential; the commercial profile of Chagas disease therapeutics; advancement of AN2-502998 into Phase 2 in collaboration with DNDi; the predictivity of data; eligibility for priority review; and other statements that are not historical fact. These statements are based on AN2’s current estimates, expectations, plans, objectives, and intentions, are not guarantees of future performance, and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: AN2’s ability to implement its plans for its internal boron chemistry platform and pipeline programs; timely enrollment of patients in AN2’s clinical trials and investigator-initiated clinical trials; AN2’s ability to procure sufficient supply of its product candidates for its clinical trials; the potential for results from clinical trials to differ from preclinical, early clinical, preliminary, or expected results; the ability of particular preclinical models in non-human primates to predict safety and efficacy in humans; significant adverse events, toxicities, or other undesirable side effects associated with AN2’s product candidates; the significant uncertainty associated with AN2’s product candidates ever receiving any regulatory approvals; AN2’s ability to obtain, maintain, or protect intellectual property rights related to its current and future product candidates; implementation of AN2’s strategic plans for its business and product candidates; the sufficiency of AN2’s capital resources and need for additional capital to achieve its goals; global macroeconomic conditions and global conflicts and other risks, including those described under the heading “Risk Factors” in AN2’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the U.S. Securities and Exchange Commission (“SEC”). These filings, when made, are available on the investor relations section of AN2’s website at www.an2therapeutics.com and on the SEC’s website at www.sec.gov. Forward-looking statements contained in this report are made as of this date, and AN2 undertakes no duty to update such information except as required under applicable law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of AN2 Therapeutics, Inc. dated June 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2026		AN2 Therapeutics, Inc.

	By:	/s/ Joshua Eizen
Joshua Eizen
Chief Legal Officer and Chief Operating Officer